Exhibit t.1

FIRST EAGLE GLOBAL OPPORTUNITIES FUND

POWER OF ATTORNEY

The person whose signature appears below hereby appoints David O’Connor, Smriti Kodandapani and Sheelyn Michael, and each of them, each of whom may act without the joinder of others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission, New York Stock Exchange or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of the First Eagle Global Opportunities Fund.

/S/	/s/ Rajender Chandhok

Name:	Rajender Chandhok

Title:	Trustee

Date:	October 4, 2022

Exhibit t.2

FIRST EAGLE GLOBAL OPPORTUNITIES FUND

POWER OF ATTORNEY

The person whose signature appears below hereby appoints David O’Connor, Smriti Kodandapani and Sheelyn Michael, and each of them, each of whom may act without the joinder of others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission, New York Stock Exchange or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of the First Eagle Global Opportunities Fund.

/S/	/s/ Patrick Coyne

Name:	Patrick Coyne

Title:	Trustee

Date:	October 4, 2022

Exhibit t.3

FIRST EAGLE GLOBAL OPPORTUNITIES FUND

POWER OF ATTORNEY

The person whose signature appears below hereby appoints David O’Connor, Smriti Kodandapani and Sheelyn Michael, and each of them, each of whom may act without the joinder of others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission, New York Stock Exchange or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of the First Eagle Global Opportunities Fund.

/S/	/s/ Stuart George

Name:	Stuart George

Title:	Trustee

Date:	October 4, 2022

Exhibit t.4

FIRST EAGLE GLOBAL OPPORTUNITIES FUND

POWER OF ATTORNEY

The person whose signature appears below hereby appoints David O’Connor, Smriti Kodandapani and Sheelyn Michael, and each of them, each of whom may act without the joinder of others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission, New York Stock Exchange or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of the First Eagle Global Opportunities Fund.

/S/	/s/ Nancy Hawthorne

Name:	Nancy Hawthorne

Title:	Trustee

Date:	October 4, 2022

Exhibit t.5

FIRST EAGLE GLOBAL OPPORTUNITIES FUND

POWER OF ATTORNEY

The person whose signature appears below hereby appoints David O’Connor, Smriti Kodandapani and Sheelyn Michael, and each of them, each of whom may act without the joinder of others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission, New York Stock Exchange or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of the First Eagle Global Opportunities Fund.

/S/	/s/ Laurence Smith

Name:	Laurence Smith

Title:	Trustee

Date:	October 4, 2022